                            SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement....               [ ]  Confidential, for Use of
                                                             the Commission Only
                                              (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.1a-11(C) or ss.240.1a-12

                          BEAUTICONTROL COSMETICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                          BEAUTICONTROL COSMETICS, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(I) and 0-11.

         (1) Title of each class of securities to which transaction applies:
             -------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
             -------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
             -------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
             -------------------------------------------------------------------

         (5) Total fee paid:
             -------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount previously paid:
              ------------------------------------------------------------------

         (2)  Form, Schedule or Registration Statement No.:
              ------------------------------------------------------------------

         (3)  Filing Party:
              ------------------------------------------------------------------

         (4)  Date Filed:
              ------------------------------------------------------------------

Notes:

* Set forth the amount on which the filing fee is calculated and state how it was determined.

                         BEAUTICONTROL COSMETICS, INC.
                                2121 MIDWAY ROAD
                              CARROLLTON, TX 75006

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD APRIL 7, 1998

To the Holders of Common Stock of
  BEAUTICONTROL COSMETICS, INC.:

     Notice is hereby given that the 1998 Annual Meeting of Stockholders of BeautiControl Cosmetics, Inc., a Delaware corporation (the "Company"), will be held at the Company's executive offices, 2121 Midway Road, Carrollton, Texas, on Tuesday, April 7, 1998 at 10:00 A.M., Dallas, Texas time, for the following purposes:

          (1) To elect three persons to serve as directors until the Annual Meeting of Stockholders in the year 2001 or until their successors are duly elected and qualified;

          (2) To consider and act upon a proposal to adopt the Company's 1998 Special Stock Option Plan; and

          (3) To transact any other proper business brought before the meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed February 9, 1998, at the close of business, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. Only holders of record of the Company's Common Stock on that date are entitled to vote on matters coming before the meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the meeting will be maintained at the Company's offices at 2121 Midway Road, Carrollton, Texas, for ten days prior to the meeting.

     Please advise the Company's transfer agent, Harris Trust and Savings Bank, 311 West Monroe Street, 11th Floor, Chicago, Illinois 60606, of any change in your address.

     Your vote is important. Whether or not you plan to attend the meeting in person, please mark, sign, date, and return the enclosed proxy in the envelope provided, which requires no postage if mailed within the United States. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect.

     A broker is entitled to vote on the election of directors if such broker holds shares in street name for a customer who does not deliver voting instructions. Under applicable Delaware law, a broker non-vote resulting from the failure to deliver voting instructions to a broker will have no effect on the outcome of the election of directors.

                                            By Order of the Board of Directors,

                                            /s/ M. DOUGLAS TUCKER

                                            M. DOUGLAS TUCKER
                                            Senior Vice President -- Finance
                                            and Secretary

Carrollton, Texas
February 28, 1998

                         BEAUTICONTROL COSMETICS, INC.
                                2121 MIDWAY ROAD
                            CARROLLTON, TEXAS 75006

                 ---------------------------------------------

                                PROXY STATEMENT

                 ---------------------------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 7, 1998

     The accompanying proxy, mailed together with this Proxy Statement to stockholders on or about February 28, 1998, is solicited by BeautiControl Cosmetics, Inc. (the "Company") in connection with the Annual Meeting of Stockholders to be held on April 7, 1998. The proxy may be revoked by the stockholder at any time prior to its exercise by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Company, or by attending the meeting and voting in person.

     As stated in the Notice to which this Proxy Statement is attached, matters to be voted upon at the meeting are: (1) the election of three directors to the Board of Directors to serve as directors until the Annual Meeting of Stockholders in the year 2001 or until their successors are duly elected and qualified; and (2) consideration of a proposal to adopt the Company's 1998 Special Stock Option Plan.

     All properly executed, unrevoked proxies received before the meeting will be voted in accordance with the directions contained therein. When no direction has been given by a stockholder returning a proxy, the proxy will be voted FOR the election as directors of the nominees named in this Proxy Statement, and FOR the adoption of the 1998 Special Stock Option Plan.

     The close of business on February 9, 1998, has been set as the record date for determination of stockholders entitled to vote at the meeting. Holders of the Company's Common Stock on the record date will be entitled to one vote per share on all business at the meeting.

     On the record date, there were outstanding and entitled to vote 5,928,398 shares of Common Stock. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote at the meeting will constitute a quorum.

          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth, as of February 6, 1998, the number and percentage of outstanding shares of Common Stock beneficially owned by all persons known by the Company to own more than 5% of the Company's Common Stock, by each director of the Company, by each nominee for director, by each named executive officer, and by all officers and directors of the Company as a group.

                                                               AMOUNT AND
                                                               NATURE OF
                    NAME AND ADDRESS OF                        BENEFICIAL       PERCENT
                      BENEFICIAL OWNER                        OWNERSHIP(1)      OF CLASS
                    -------------------                       ------------      --------
Jinger L. Heath.............................................   1,503,887(2)       22.4%
2121 Midway Rd.
Carrollton, Texas 75006
Richard W. Heath............................................   1,503,887(2)       22.4%
2121 Midway Rd.
Carrollton, Texas 75006
J. Robert Ward-Burns........................................      95,000(3)        1.4%
2121 Midway Rd.
Carrollton, Texas 75006

                                                               AMOUNT AND
                                                               NATURE OF
                    NAME AND ADDRESS OF                        BENEFICIAL       PERCENT
                      BENEFICIAL OWNER                        OWNERSHIP(1)      OF CLASS
                    -------------------                       ------------      --------
Charles M. Diker............................................     346,625(4)        5.1%
One New York Plaza -- 31st Floor
New York, New York 10004
Robert S. Folsom............................................     251,500(5)        3.8%
16475 Dallas Parkway
Dallas, Texas 75248
Joseph M. Haggar, III.......................................       3,500(6)          *
6311 Lemmon Avenue
Dallas, Texas 75209
Denise I. Lites.............................................       5,500(7)          *
3729 Maplewood Avenue
Dallas, Texas 75205
Clifton R. Sanders..........................................      22,570(8)          *
2121 Midway Rd.
Carrollton, Texas 75006
A. Starke Taylor, Jr........................................      36,750(9)          *
16800 Dallas Parkway
Dallas, Texas 75248
M. Douglas Tucker...........................................      59,000(10)         *
2121 Midway Rd.
Carrollton, Texas 75006
Joel T. Williams, Jr........................................      72,750(11)         1%
P.O. Box 12150
Dallas, Texas 75225
FMR (Fidelity Management & Research Company) Corp...........     364,000           5.4%
82 Devonshire Street
Boston, Massachusetts 02109
All officers and directors as a group (20 persons)..........   3,966,464(12)      59.1%

---------------

  *  Less than 1%

 (1) Unless otherwise noted, each of the listed individuals has sole voting and dispositive power for the shares beneficially owned.

 (2) Includes options to purchase 150,000 shares of Common Stock exercisable within 60 days.

 (3) Includes options to purchase 95,000 shares of Common Stock exercisable within 60 days.

 (4) Includes options to purchase 93,000 shares of Common Stock exercisable within 60 days. Includes 12,125 shares of Common Stock which are indirectly owned by Mr. Diker and for which Mr. Diker shares voting and investment power. Does not include 11,250 shares of Common Stock owned by the wife of Mr. Diker and 15,750 shares owned by clients of Mr. Diker, for which Mr. Diker disclaims beneficial ownership.

 (5) Includes options to purchase 25,500 shares of Common Stock exercisable within 60 days. Does not include 3,000 shares of Common Stock owned by the wife of Mr. Folsom, for which Mr. Folsom disclaims beneficial ownership.

 (6) Includes options to purchase 3,500 shares of Common Stock exercisable within 60 days.

 (7) Includes options to purchase 5,500 shares of Common Stock exercisable within 60 days.

 (8) Includes options to purchase 22,570 shares of Common Stock exercisable within 60 days.

 (9) Includes options to purchase 36,750 shares of Common Stock exercisable within 60 days. Does not include 52,205 shares of Common Stock owned by the wife of Mr. Taylor, for which Mr. Taylor disclaims beneficial ownership.

(10) Includes options to purchase 10,000 shares of Common Stock exercisable within 60 days.

(11) Includes options to purchase 70,500 shares of Common Stock exercisable within 60 days.

(12) Includes options to purchase 780,815 shares of Common Stock exercisable within 60 days.

                             ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation divides the Board of Directors into three classes. The term of office of one class of directors expires at this Annual Meeting of Stockholders. A second class of directors will serve until the 1999 Annual Meeting of Stockholders, and a third class of directors will serve until the 2000 Annual Meeting of Stockholders. Jinger L. Heath, Joseph M. Haggar, III and J. Robert Ward-Burns will stand for election at this Annual Meeting for a three-year term of office expiring at the Annual Meeting of Stockholders in the year 2001 or until their successors are duly elected and qualified. Proxies cannot be voted for the election of more than three persons to the Board.

     The Company is informed that Ms. Heath, Mr. Haggar, III and Mr. Ward-Burns are willing to serve as directors. However, if Ms. Heath, Mr. Haggar, III or Mr. Ward-Burns should decline or become unable to serve as a director for any reason, votes will be cast instead for a substitute nominee designated by the Board of Directors or, if none is so designated, will be cast according to the judgment of the person or persons voting the proxy.

     The following table sets forth certain information as to the directors of the Company as of January 1, 1998.

                                           POSITIONS AND OFFICES                DIRECTOR
      NAME AND AGE                           WITH THE COMPANY                    SINCE
      ------------                         ---------------------                --------
                             NOMINEES
                             -------------------------------------------------
                                       Present Term Expiring in 1998
Jinger L. Heath, 45          Chairman of the Board of Directors                   1981
Joseph M. Haggar, III, 46    Director                                             1996
J. Robert Ward-Burns, 53     Director, Executive Vice President and Chief
                               Operating Officer                                  1993
                             DIRECTORS CONTINUING IN OFFICE
                             -------------------------------------------------
                                       Present Term Expiring in 1999
Richard W. Heath, 55         Director, President, and Chief Executive Officer     1981
Charles M. Diker, 63         Director                                             1987
Joel T. Williams, Jr., 77    Director                                             1986
                                       Present Term Expiring in 2000
Robert S. Folsom, 70         Director                                             1985
A. Starke Taylor, Jr., 75    Director                                             1985
Denise I. Lites, 42          Director                                             1995

                        DIRECTORS AND EXECUTIVE OFFICERS

     Jinger L. Heath is a founder of the Company and has been Chairman of the Board of Directors of the Company since its inception in January 1981. Ms. Heath conceived the concept of free color and image analysis supported by color-coded cosmetics and image improvement products to be marketed through a sales force of career-oriented women. She identifies the Company's product needs and manages the development and quality of the Company's skin care, cosmetics and health and beauty supplements. Ms. Heath is also Chairman of the Board of the Company's division, BeautiControl Research Institute.

     Richard W. Heath is a founder of the Company and has been President, Chief Executive Officer, and a director of the Company since its inception in January 1981. Mr. Heath has over 30 years of experience in the direct sales industry. Mr. Heath currently serves as a director of Haggar Clothing Co., a public company.

     J. Robert Ward-Burns has been Executive Vice President, Chief Operating Officer and a director of the Company since July 1993. Prior to joining the Company, Mr. Ward-Burns was with Stanhome Direct Selling Group for 13 years where he served as President from 1988 to 1993.

     Robert L. Esson, 53, has been Senior Vice President Manufacturing and Distribution of the Company since November 1995 and was Vice President Manufacturing prior to that and since April 1994 and assumed responsibility for the Distribution Department in August 1994. Prior to joining the Company, Mr. Esson was with Lockwood Greene Engineers from September 1991 as a management consultant.

     Gary Galindo, 50, has been Vice President Sales of the Company since March, 1997. Prior to that, Mr. Galindo was General Manager of House of Fuller, a direct selling skin care and cosmetics division of Sara Lee Corporation from March 1995 to February 1997 and Senior Vice President and Chief Operating Officer of Chambre International from August 1993 to February 1995. Prior to that, Mr. Galindo was Senior Vice President of Sales/Marketing Development for the Company from August 1990 to September 1993.

     Robert S. Heath, 35, has been Senior Vice President Sales of the Company since January 1996 and was Vice President Sales Development prior to that and since May 1992. Prior to that time, Mr. Heath was Director of Sales Promotion from November 1991 to May 1992, Director of Distribution from January 1990 to November 1991, and Operations Manager from November 1988 to January 1990.

     Jo-Anne C. Jaeger, 54, has been Senior Vice President Merchandising and International Development of the Company since December 1995. Ms. Jaeger was Sr. Vice President Marketing Strategies from January 1992 to December 1995. Ms. Jaeger joined the Company in April 1990 as Vice President Product Marketing. Prior to joining the Company, Ms. Jaeger was employed by Avon Products, Inc. for 15 years, most recently as Vice President Sales Planning.

     James L. Montgomery, 50, Vice President Purchasing joined the Company in November 1997. Prior to that, Mr. Montgomery was employed at the Gillette Co. for 20 years and was responsible for International Purchasing and worldwide sourcing at Gillette and a subsidiary, Jafra Cosmetics International.

     J. Timmons Parker, 52, has been Vice President Sales of the Company since July 1996. Prior to that time and since January 1995, Mr. Parker was Managing Director Leadership Development. Mr. Parker joined the Company as Director Sales Development in November 1992. Prior to joining the Company, Mr. Parker was Vice President General Manager for Neiman Marcus where he worked for sixteen years.

     Linda K. Pottenger, 48, has been Vice President Sales of the Company since July 1996 and was Vice President Field and Information Services prior to that and since December 1993. Prior to that time and since March 1992, she was Vice President Information Technology, Strategic and Quality Planning. Prior to that time, Ms. Pottenger was Consulting Services Manager for Hewlett-Packard from 1982 to 1992.

     Clifton R. Sanders, 52, has been Senior Vice President Research and Development of the Company since November 1991. Prior to that time and since December 1990, Mr. Sanders was Vice President Research and Development of the Company. He joined the Company as Managing Director Research and Development in October 1989. Prior to joining the Company, Mr. Sanders was Vice President Product Development at Mary Kay Cosmetics for ten years. Mr. Sanders is also President of the Company's division, BeautiControl Research Institute.

     Amelia G. Spolec, 40, has been Vice President Information Services since July 1996. Prior to that time and since January 1995, Ms. Spolec was Managing Director Information Services. In February 1992, Ms. Spolec joined the Company as Director Information Services. Prior to joining the Company, Ms. Spolec was Senior Manager with Grant Thornton LLP for seven years.

     M. Douglas Tucker, 54, has been Senior Vice President Finance and Chief Financial Officer since April 1995 and Secretary of the Company since August 1995. Mr. Tucker also held the position of Treasurer of the Company from August 1995 to October 1997. Prior to that time and from April 1993, Mr. Tucker was a business and financial consultant. From July 1990 to April 1993, Mr. Tucker was Vice President-Finance at The BOC Group Americas. Prior to July 1990, Mr. Tucker was with Tambrands, Inc. one year as International Director of Finance and with General Foods Corporation twenty-one years in financial management.

     Jan P. Wold, 38, has been Vice President Creative Services since October 1997. Prior to that and since July 1995, Ms. Wold was Director and Managing Director of Creative Services. In September 1990,

Ms. Wold joined the Company as Production Manager, Creative Services. Prior to joining the Company, Ms. Wold held various production positions with MBRK Advertising and Jones, Pointer, Winn Advertising for six years.

     Charles M. Diker has been a director of the Company since May 1987. Since 1986, Mr. Diker has been Chairman of the Board of Directors of Cantel Industries Inc. Mr. Diker currently serves as a director of Chyron Corporation, International Specialty Products, Inc., Data Broadcasting Corporation and AMF Bowling, Inc.

     Robert S. Folsom has been a director of the Company since June 1985. Mr. Folsom is Chairman of the Board of Directors of Folsom Properties, Inc., a real estate development firm. Mr. Folsom served as Mayor of the City of Dallas from 1976 to 1981. Mr. Folsom currently serves as a director of DSC Communications Corporation.

     Joseph M. Haggar, III, has been a director of the Company since August 1996. Mr. Haggar has been Chairman of the Board of Haggar Clothing Co., a marketer of men's dress and casual clothing since 1994 and Chief Executive Officer since 1990. Mr. Haggar also serves as a director of Chase Bank of Texas.

     Denise I. Lites has been a director of the Company since October 1995. Ms. Lites is President of Olympia Development LLP, a real estate development and entertainment company. Ms. Lites serves as a director of CompUSA, the Federal Reserve Board of Chicago, Detroit Branch, and Little Caesar Enterprises, Inc. where Ms. Lites was Vice Chairman since April 1997 and served as Senior Executive Vice President from 1987 to 1993.

     A. Starke Taylor, Jr. has been a director of the Company since June 1985. From 1978 until 1987, Mr. Taylor was Chairman of the Board of Directors of Graylor Investments, a private investment firm. Mr. Taylor served as Mayor of the City of Dallas from 1983 to 1987. Mr. Taylor currently serves as President of Taylor Investments, a private investment firm.

     Joel T. Williams, Jr. has been a director of the Company since January 1986. From 1985 to 1989, Mr. Williams was an advisory director of Bright Banc Savings Association. From 1969 to 1985, Mr. Williams was Chairman of the Board and Chief Executive Officer of Texas Federal Savings and Loan Association.

     Richard W. Heath and Jinger L. Heath are husband and wife. Robert S. Heath is the son of Richard W. Heath. There are no other family relationships between other directors or executive officers of the Company.

               COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

GENERAL

     The Board of Directors has established a Compensation Committee, an Audit Committee, and a Nominating Committee. The Company's Bylaws provide that the Compensation Committee and the Audit Committee are required to be comprised of directors who are not employees of the Company.

     The Compensation Committee, composed of Messrs. Folsom, Taylor and Ms.Lites, met two times during the fiscal year ended November 30, 1997. This committee reviews and approves salaries and bonuses of executive officers and administers the Company's Incentive Stock Option Plan, Non-Qualified Stock Option Plan, and Special Stock Option Plan. Additionally the committee took action by unanimous written consent on one occasion during fiscal 1997.

     The Audit Committee, composed of Messrs. Williams, Haggar and Diker, met two times during the fiscal year ended November 30, 1997. This committee recommends to the Board of Directors the appointment of independent auditors, reviews the plan and scope of audits, reviews the Company's significant accounting policies and internal controls, and has general responsibility for related matters.

     The Nominating Committee, currently composed of Messrs. Folsom and Taylor, held no meetings in fiscal 1996 but took action by unanimous written consent on one occasion during fiscal 1997. This committee nominates persons for election to the Board of Directors.

     The Board of Directors held six meetings during the fiscal year ended November 30, 1996. None of the directors attended fewer than 75% of the meetings of the Board of Directors and its committees on which they served.

COMPENSATION OF DIRECTORS

     Members of the Board of Directors who are not officers or employees of the Company receive an annual fee of $12,000 together with $1,500 for each directors' meeting they attend and $750 for each committee meeting they attend. Directors are reimbursed for expenses relating to attendance at meetings.

SPECIAL STOCK OPTION PLAN

     The Company's Special Stock Option Plan provides for the granting of options to purchase a maximum of 412,500 shares of Common Stock to non-employee directors of the Company. Under the terms of the Special Plan, a non-employee director receives an automatic grant of options for 2,500 shares of Common Stock when such person first becomes a director of the Company. Additional options to purchase 1,000 shares of Common Stock are automatically granted to non-employee directors annually if the Company's net income is equal to or greater than 105% of net income for the previous year. All grants of options under the Special Stock Option Plan are made automatically and without any discretion on the part of the Compensation Committee with respect to the grantee, the number of options granted and the exercise price of the options. The Special Stock Option Plan requires that the exercise price for each option be equal to 100% of the fair market value of the Common Stock on the date of the grant. Each option will expire ten years from the date of grant and no option is exercisable until one year from the date of grant. Notwithstanding any other restriction in the Special Stock Option Plan, options will become immediately exercisable upon a reorganization, merger or consolidation of the Company or a change in control of the Company.

     This plan expired on February 15, 1998.

                             EXECUTIVE COMPENSATION

     The following table sets forth the total compensation paid or accrued by the Company for services rendered during the fiscal years ended November 30, 1997, 1996 and 1995 to the Company's Chief Executive Officer and the four other most highly compensated executive officers whose total cash compensation for the year ended November 30, 1997 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG-TERM
                                                                                           COMPENSATION
                                                 ANNUAL COMPENSATION                  ----------------------
                                   ------------------------------------------------               LONG-TERM
            NAME AND                                                OTHER ANNUAL       OPTION     INCENTIVE       ALL OTHER
       PRINCIPAL POSITION          YEAR   SALARY($)   BONUS($)   COMPENSATION($)(1)   AWARDS(#)   PAYOUTS($)   COMPENSATIONS($)
       ------------------          ----   ---------   --------   ------------------   ---------   ----------   ----------------
Richard W. Heath                   1997    497,068     10,340          51,725               0        N/A                0
  President and Chief              1996    365,000    272,128               0               0        N/A
  Executive Officer                1995    358,740    220,946               0               0        N/A

Jinger L. Heath                    1997    497,068     10,340          96,288(2)            0        N/A                0
  Chairman of the Board            1996    365,000    272,128               0               0        N/A
  of Directors                     1995    358,740    220,946               0               0        N/A

J. Robert Ward-Burns               1997    327,500      7,033               0               0        N/A            6,500(4)
  Executive Vice President         1996    300,000    176,003               0          25,000(3)     N/A
  and Chief Operating Officer      1995    293,748    159,421               0          25,000        N/A

M. Douglas Tucker                  1997    183,583     11,500               0               0        N/A            4,000(6)
  Senior Vice President            1996    182,513     35,000               0          35,000(5)     N/A
  Finance and Chief                1995*   119,866     31,000               0          15,000        N/A
  Financial Officer

Clifton R. Sanders                 1997    220,000     10,000               0               0        N/A            4,000(6)
  Senior Vice President            1996    165,000     45,000               0          25,400(7)     N/A
  Research and Development         1995    162,666     15,000               0          10,000        N/A

---------------

 *  Hired April 19, 1995.

(1) Exceeding the lesser of $50,000 or 10% of salary and bonus.

(2) Includes $50,000 for wardrobe for numerous video productions, stage and television appearances.

(3) Options granted in 1995, exchanged for repriced options in January 1996.

(4) Premium for term life insurance and Company match for 401(k) plan.

(5) Includes 15,000 options granted in 1995, exchanged for repriced options in January 1996.

(6) Company match for 401(k) plan.

(7) Options granted in previous years, exchanged for repriced options in January 1996.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

     The following table contains information concerning the grant of stock options during fiscal 1997 to the individuals named in the Summary Compensation Table.

                                                                                              POTENTIAL REALIZABLE
                                   INDIVIDUAL GRANTS                                            VALUE AT ASSUMED
----------------------------------------------------------------------------------------         ANNUAL RATES OF
                                                   % OF TOTAL                                      STOCK PRICE
                                                    OPTIONS                                    APPRECIATION FOR A
                                                   GRANTED TO                                     PERIOD OF TEN
                                                   EMPLOYEES                                       YEARS($)(3)
                                       OPTIONS     IN FISCAL     EXERCISE     EXPIRATION      --------------------
                NAME                  GRANTED(#)      YEAR      PRICE($/SH)      DATE           5%            10%
                ----                  ----------   ----------   -----------   ----------   ------------   ------------
Richard W. Heath....................     N/A                                                   $  0           $  0
Jinger L. Heath.....................     N/A                                                      0              0
J. Robert Ward-Burns................     N/A                                                      0              0
M. Douglas Tucker...................     N/A                                                      0              0
Clifton R. Sanders..................     N/A                                                      0              0

---------------

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND OPTION VALUES AT FISCAL YEAR END

     The following table provides information, with respect to the named executive officers, concerning the exercise of options during the last fiscal year and unexercised options held as of November 30, 1997.

                                                                 NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                                   OPTIONS AT FISCAL           IN-THE-MONEY OPTIONS
                                    SHARES                             YEAR-END              AT FISCAL YEAR-END($)(1)
                                  ACQUIRED ON      VALUE      ---------------------------   ---------------------------
              NAME                EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
              ----                -----------   -----------   -----------   -------------   -----------   -------------
Richard W. Heath................       N/A            N/A       150,000             0         23,475              0
Jinger L. Heath.................       N/A            N/A       150,000             0         23,475              0
J. Robert Ward-Burns............       N/A            N/A        90,000        35,000         25,040          6,260
M. Douglas Tucker...............       N/A            N/A        10,000        25,000            252          1,008
Clifton R. Sanders..............     3,600        $35,550        19,340         9,060            313            313

---------------

(1) Based on the closing price of $8.063 the Common Stock on November 30, 1997, the Company's fiscal year end.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     During fiscal 1997 the Compensation Committee consisted of Messrs. Folsom, Taylor and Ms. Lites. None of the members of the Compensation Committee has ever been an officer or employee of the Company. Mr. Heath is on the Compensation Committee of Haggar Clothing Co. and Mr. Haggar is a director of the Company.

REPORT OF THE COMPENSATION COMMITTEE ON ANNUAL COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") is responsible for overseeing all stock option plans, setting the compensation for the Chief Executive Officer ("CEO") and the Chairman of the Board ("Chairman"), and providing guidelines to the CEO for determining the annual compensation of other officers.

  Executive Officer Compensation Other than CEO and Chairman

     The Committee believes that total compensation for the Company's officers must be in amounts sufficient to attract, retain and motivate key employees, while at the same time maintaining reasonable linkage between executive compensation and Company performance.

     The Committee sets guidelines for officer pay based upon industry levels. As in prior years, 1997 base salaries were set at mid-range pay levels when compared to similar companies in the industry, with potential additional compensation to be made through cash bonuses. In 1997, cash bonuses for all officers other than the Chief Operating Officer, CEO and Chairman, were based on a combination of individual performance and Company performance. Fifty percent of the bonus amount was tied to individual performance against stated objectives and the remaining fifty percent was dependent upon the Company reaching stated pre-tax profit objectives. For 1997, no bonus amounts were paid for the portion tied to Company objectives. However, bonus amounts were paid for 1997 tied to individual performance against stated objectives with some discretionary bonuses. The annual bonus amount for the Chief Operating Officer is set at 2% of the Company's pre-tax profits and therefore fluctuates directly with the Company's annual earnings.

     Stock options are granted to executive officers by the Committee at the time the officers are hired and thereafter based on individual contributions. Stock options are granted at the fair market value of the Common Stock on the date of grant, with an exercise period ranging from five to seven years.

  CEO and Chairman Compensation

     The compensation for both the CEO and the Chairman is determined by the Committee based upon a combination of base pay and cash bonus, with the total cash compensation being strongly affected by Company performance. The base pay for both the CEO and Chairman was $497,068 as noted in the summary compensation table. Annual cash bonus payments for the CEO and the Chairman are each set at 3% of the Company's pre-tax profits for the fiscal year. As a result, bonus payments to the CEO and the Chairman fluctuate based upon the Company's pre-tax profits. The Committee may grant additional discretionary cash bonuses to the CEO and the Chairman based on the Committee's evaluation of individual performance. No additional discretionary bonuses were granted to the CEO and the Chairman for fiscal 1997.

     The Committee grants stock options to the CEO and the Chairman based upon a subjective evaluation of many factors including performance, leadership, motivational effect, and extraordinary contributions to the Company.

     This report is submitted by the members of the Compensation Committee:

                                            Robert S. Folsom

                                            Denise Ilitch Lites

                                            A. Starke Taylor, Jr.

PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the cumulative total stockholder return for the Company's Common Stock from December 1, 1992 through November 30, 1997 with the cumulative total return for the NASDAQ Market Index and the Peer Group(1). The comparison assumes $100 was invested in the Company's Common Stock on December 1, 1992 and in each of the foregoing indices and assumes reinvestment of dividends.

        Measurement Period            BeautiControl                         NASDAQ Market
      (Fiscal Year Covered)             Cosmetics         Peer Group            Index
1992                                           100.00             100.00             100.00
1993                                           112.68              88.89             119.03
1994                                           144.76             110.32             128.19
1995                                            94.09             131.14             162.53
1996                                           146.71             197.33             201.65
1997                                            88.81             207.96             250.48

---------------

(1) The Peer Group includes Aloette Cosmetics, Inc., Avon Products, Inc., Nature's Sunshine Products Inc., and Stanhome Inc.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based on its review of the copies of such reports and written representations that no other reports were required, during the fiscal year ended November 30, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except for delinquent Form 3 filings by Mr. James Montgomery and Ms. Jan P. Wold, officers of the Company. The Company is not aware of any failure to file a required report.

                            PROPOSED ADOPTION OF THE
                         1998 SPECIAL STOCK OPTION PLAN

                 PROPOSED ADOPTION OF SPECIAL STOCK OPTION PLAN

     General. Effective as of February 18, 1998, the Board of Directors of the Company adopted the BeautiControl Cosmetics, Inc. 1998 Special Stock Option Plan (the "Special Plan") for non-employee directors of the Company. The statements herein concerning the terms and provisions of the Special Plan are summaries and are qualified in their entirety by reference to the full text of the Special Plan, a copy of which is attached hereto as Exhibit A.

     The purpose of the Special Plan is to attract and retain persons of ability as directors through the grant of stock options, and to furnish an incentive to non-employee directors to continue their services to the Company and to reward them for their services in a manner that will suitably recognize the value of their judgment, counsel, and expertise. The Board of Directors has reserved 59,000 shares of Common Stock for issuance under the Special Plan.

     The Special Plan is administered by the Compensation Committee. Options are granted under the Special Plan as follows:

          (i) When a person first becomes a director of the Company, such director will at that time be granted options to purchase 2,500 shares of Common Stock; and

          (ii) In addition, if the Company's net income in a particular fiscal year is equal to or greater than 105% of the Company's net income for the previous year, then shortly after the end of the Company's fiscal year each non-employee director will be granted options to purchase 1,000 shares of Common Stock.

     All grants of options under the Special Plan are made automatically and without any discretion on the part of the Compensation Committee with respect to the grantee, the number of options to be granted, and the exercise price of the option. The exercise price for any options granted under the Special Plan will be equal to 100% of the fair market value of the Common Stock on the date of the grant of the option. Each option will expire ten years from the date of grant and no option is exercisable until after the expiration of one year from the date of grant.

     An option granted under the Special Plan will terminate if the option holder ceases to serve as a director of the Company, except that if the holder ceases to be a director of the Company for any reason other than death, the holder may exercise his options for a period of three months thereafter, but only to the extent that the options were exercisable on the date such holder ceased to be a director of the Company. If an option holder dies prior to the termination of his right to exercise an option, the option may be exercised by the holder's heirs or estate, but only to the extent the option could have been exercised by the holder on the date of his death.

     No cash consideration is paid by a director upon the grant of an option to him. To exercise an option, a director must pay the full exercise price in cash, Common Stock, a promissory note, or any combination of the foregoing.

     Notwithstanding any other restriction in the Special Plan, options will become immediately exercisable upon a reorganization, merger or consolidation of the Company, or a change in control of the Company.

     The Special Plan may be amended or terminated by the Board of Directors at any time without stockholder approval.

     Certain Federal Income Tax Aspects. Stock options granted under the Special Plan are not entitled to the treatment for federal income tax purposes provided by Section 422 of the Code. The grantee will have no taxable income, and the Company will not be entitled to a deduction, at the time or as a result of the grant of an option.

     Other Information. At February 26, 1998, the Company had 6 non-employee directors who were eligible to participate in the Special Plan. If the Special Plan had been in effect during fiscal 1997, 6,000 options would have been granted under the Special Plan. The closing price of the Common Stock as reported on the NASDAQ National Market on February 26, 1998 was $8.125.

                                    AUDITORS

     Representatives of Ernst & Young LLP, the Company's independent auditors for 1997, are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

                              BOARD OF DIRECTORS'
                         RECOMMENDATIONS; VOTE REQUIRED

     The Board of Directors unanimously recommends a vote FOR the election as director of each of the nominees named in the proxy and FOR the adoption of the 1998 Special Stock Option Plan.

     Nominees for director receiving a plurality of the votes cast will be elected as directors. The affirmative vote of holders of a majority of the outstanding shares of Common Stock present at the meeting or represented by proxy is required to approve the adoption of the 1998 Special Stock Option Plan.

                             STOCKHOLDER PROPOSALS

     In order for stockholder proposals to receive consideration for inclusion in the Company's Proxy Statement for next year, such proposals must be received at the Company's offices at 2121 Midway, Carrollton, Texas 75006, Attention:
Secretary, by November 6, 1998.

     The Company's By-Laws contain a provision which requires that a stockholder may nominate a person for election as a director only if written notice of such stockholder's intent to make such nomination has been given to the Secretary of the Company not later than 60 days prior to an annual meeting. This provision also requires that the notice set forth, among other things, a description of all arrangements or understandings between the nominating stockholder and the nominee pursuant to which the nomination is to be made or the nominee is to be elected, and such notice must also contain such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors of the Company. This provision is intended to give the Company the opportunity to obtain all relevant information regarding persons nominated for director. The Board of Directors may disqualify any nominee who fails to provide the Company with complete and accurate information as required by this provision. No stockholder has nominated a candidate for election to the Board of Directors at the 1998 Annual Meeting.

                            SOLICITATION OF PROXIES

     The Company will pay the expenses of this proxy solicitation. In addition to solicitation by mail, some of the officers and regular employees of the Company may solicit proxies personally or by telephone, if deemed necessary. The Company will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares which are held of record by the brokers and fiduciaries, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any matter, other than the matters described above, to be presented for action at the meeting. However, if any other proper items of business should come before the meeting, it is the intention of the person or persons acting under the enclosed form of proxy to vote in accordance with their best judgment on such matters.

                                            By Order of the Board of Directors,

                                            /s/ M. DOUGLAS TUCKER

                                            M. DOUGLAS TUCKER
                                            Senior Vice President -- Finance
                                            and Secretary

Carrollton, Texas
February 28, 1998

                                                                       EXHIBIT A

                         BEAUTICONTROL COSMETICS, INC.

                         1998 SPECIAL STOCK OPTION PLAN

     1. Purpose. The purpose of the Plan is to provide non-employee directors of BeautiControl Cosmetics, Inc. (the "Corporation") with a proprietary interest in the Corporation through the granting of options which will:

          (a) provide a means through which the Corporation may attract able persons to serve as non-employee directors of the Corporation;

          (b) increase the interest of non-employee directors in the Corporation's welfare; and

          (c) furnish an incentive to the non-employee directors to continue their services for the Corporation and to reward them for their services in a manner that will suitably recognize the value of their judgment, counsel and expertise.

     2. Administration. The Plan shall be administered by the Board of Directors of the Corporation ("Board"), or a committee thereof; provided, however, that the Board in its discretion may appoint a Stock Option Committee ("Committee") consisting of not less than two non-employee members of the Board, for the purpose of administering the Plan. Except as otherwise provided by the Board in written directions to the Committee, the Committee shall have all of the powers with respect to the Plan. Any member of the Committee (or all members in the event the Board elects to assume direct responsibility for administration of the
Plan) may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

     The Committee shall select one of its members to act as its Chairman, and shall make such rules and regulations for its operation as it deems appropriate. A majority of the Committee shall constitute a quorum and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

     3. Participants. Only directors who are not employees of the Corporation shall be eligible to participate in the Plan.

     4. Shares Subject to Plan. The Board may not grant options under the Plan, in the aggregate, for more than 59,000 shares of Common Stock of the Corporation (subject to adjustment in accordance with Section 10). Shares to be optioned and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Corporation in its treasury. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be reoffered under the Plan.

     5. Grants of Options. All options under this Plan shall be granted by the Board. The grant of an option shall be evidenced by a stock option agreement containing such terms and provisions as are approved by the Board, but not inconsistent with this Plan. The Corporation shall execute stock option agreements upon instructions from the Board.

     Each participant in the Plan shall be granted options in the following manner:

          (a) When a person is first elected or appointed as a director of the Corporation, the Board shall grant such person, at the meeting of the Board in which such person has been appointed, or at the first meeting of the Board following his or her election, options to purchase 2,500 shares of Common Stock; and

          (b) In addition to the foregoing, throughout the term of this Plan, on the fourteenth (14th) business day (the "Determination Date") after the last day of the Corporation's fiscal year, the Committee shall grant to each non-employee director options to purchase 1,000 shares of Common Stock if the Corporation's net income for the fiscal year immediately preceding the Determination Date is equal to or greater than 105% of the Corporation's net income for such previous fiscal year.

     6. Exercise Price. The exercise price of options granted hereunder shall be 100% of the fair market value of the Common Stock on the date of grant of such option. For the purposes hereof, the fair market value of the Common Stock shall be the closing price of the Common Stock on such date on the principal national securities exchange on which the Common Stock is listed, or if not so listed, the closing price of the Common Stock on such date on the NASDAQ National Market, or if not so quoted, the average of the bid and asked prices of the Common Stock on such date in such other market in which shares of Common Stock are regularly quoted, or if not so quoted, as established by the Board on such date.

     7. Term of Options. Each option and all rights thereunder shall expire ten
(10) years from the date on which the option is granted. No option shall be exercised by any participant until after the expiration of a period of one (1) year from the date of grant.

     8. Termination of Service as Director. An option shall terminate and no rights thereunder may be exercised if the person to whom it is granted ceases to serve as a director of the Corporation, except that:

          (a) If the holder of an option ceases to serve as a director of the Corporation for any reason other than death, the holder of an option may, at any time within not more than three (3) months after such holder's service to the Corporation as a director ceases, exercise an option to the extent, and only to the extent, that the option or portion thereof had become exercisable on the date of such holder's service to the Corporation as a director ceased; and

          (b) If a holder of an option dies prior to the termination of his right to exercise an option in accordance with the provisions of his stock option agreement without having totally exercised the option, the option may be exercised, to the extent of the shares with respect to which the option could have been exercised by the holder on the date of the holder's death, by the holder's estate or by the person who acquired the right to exercise the option by bequest or inheritance or by reason of the death of the holder. Any option exercised after the death of a holder must be exercised prior to the date of its expiration according to its terms or one year from the date of the holder's death, whichever first occurs.

     9. Exercise Of Options. An option granted under the Plan shall be exercisable as follows:

          (a) Method of Exercise of Options. Each exercise of an option granted hereunder, whether in whole or in part, shall be by written notice to the Secretary of the Corporation, designating the number of shares of Common Stock as to which the option is exercised, and shall be accompanied by payment in full for the number of shares of Common Stock so designated, together with any written statements required by any applicable securities laws. Unless further restricted by the Board in the option agreement granting the option, payment for options to be exercised shall be made (i) in cash, (ii) by certified or cashier's check, (iii) with shares of Common Stock, (iv) at the sole discretion of the Board, with a promissory note bearing a reasonable rate of interest, (v) by delivery to the Corporation of irrevocable instructions from the option holder to a broker or dealer, reasonably acceptable to the Corporation, to sell certain of the shares of Common Stock purchased upon exercise of the option or to pledge such shares as collateral for a loan and promptly deliver to the Corporation the amount of sale or loan proceeds necessary to pay such purchase price, or (vi) by a combination of any of the foregoing. If paid in whole or in part with shares of Common Stock, the value of the shares of Common Stock surrendered shall be their market value as determined by the Board in a uniform and non- discriminatory manner. Nothing herein shall prohibit the Corporation, in its sole discretion, from lending to the option holder, guaranteeing a loan to the option holder, or otherwise assisting the option holder to obtain the cash necessary to exercise all or a portion of an option granted hereunder. Fractional shares may not be purchased under an option. An option shall be deemed to be exercised when such notice and payment have been received.

          (b) Limitations on Exercise of Options. Except as otherwise provided in this Plan, each option granted under the Plan shall be exercisable, whether in whole or in part, no earlier than one (1) year from the date of grant of the option, and only in such installments as may be specified in the agreement granting the option. In no event may an option be exercised or shares of Common Stock issued pursuant to an option if any necessary listing of the shares of Common Stock on a stock exchange or any necessary registration under state or federal securities laws has not been accomplished.

     10. Capital Adjustments. The aggregate number of shares of Common Stock which may be purchased pursuant to options to be granted under the Plan, the number of shares of Common Stock covered by each outstanding option granted under the Plan, and the option price for outstanding options, shall be proportionately adjusted to reflect any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, reorganization, liquidation, or the like, of or by the Corporation. Any fractional shares resulting from any such adjustment shall be eliminated for the purposes of such adjustment.

     11. Reorganization; Merger. Subject to any required action by the stockholders, if the Corporation shall be the surviving or resulting corporation in any merger or consolidation, any option granted hereunder shall pertain to and apply to the securities or rights (including cash, property or assets) to which a holder of the number of shares of Common Stock subject to the option would have been entitled. In the event of any merger or consolidation pursuant to which the Corporation is not the surviving or resulting corporation, there shall be substituted for the shares of Common Stock an appropriate number of shares of each class of stock or other securities or the amount of cash, property or assets of the surviving or consolidated corporation in respect of such shares exercisable for such stock, securities, cash or property in accordance with their terms. Notwithstanding the foregoing however, all such options may be canceled by the Corporation as of the effective date of any such reorganization, merger or consolidation or of any dissolution or liquidation of the Corporation by giving notice to each holder thereof (or to his personal representative) of its intention to do so and by permitting the purchase during the thirty (30) day period next preceding such effective date of all of the shares subject to such outstanding options, without regard to the installment provisions of any option agreement.

     12. Liquidation; Dissolution. In case the Corporation shall at any time while any option under this Plan shall be in force and remain unexpired, sell all or substantially all its property or dissolve, liquidate or wind up its affairs, each participant may thereafter receive upon exercise thereof in lieu of each share of Common Stock of the Corporation which such participant would have been entitled to receive, the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation or winding up with respect to each share of Common Stock of the Corporation. In the event that the Corporation shall at any time prior to the expiration of any option make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such), then in such event the exercise prices then in effect with respect to each option shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Corporation's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution.

     13. Acceleration.

          (a) A "Change in Control" for purposes of this Plan shall mean (i) without prior approval of the Board a single person or entity or group of affiliated persons or entitles acquires more than 50% of the Common Stock issued and outstanding immediately prior to such acquisition; (ii) stockholders approve the consummation of any merger of the Corporation or any sale or other disposition of all or substantially all of its assets, if the stockholders of the Corporation immediately before such transaction own, immediately after consummation of such transaction, equity securities (other than options and other rights to acquire equity securities) possessing less than 50% of the voting power of the surviving or acquiring corporation; or (iii) a change in the majority of the Board during any 24-month period without the approval of a majority of directors in office at the beginning of such period.

          (b) If a Change in Control has occurred, all outstanding options shall be immediately exercisable by the holder of the option for the total remaining number of shares of Common Stock covered by the option. Such option may then be exercised by its holder at any time within a period of thirty (30) days following the date on which the Change of Control occurred, unless otherwise limited by the applicable stock option agreement.

          (c) Any options subject to acceleration under this Section that are not exercised during the period of thirty (30) days provided in subsection
     (b) above shall be treated as if no Change in Control had occurred and shall be governed by their original terms.

     14. Assignability. Unless the Board provides otherwise, options granted under this Plan may be transferred by a participant to (i) the spouse, children or grandchildren of the participant ("Immediate Family Members"); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which such Immediate Family Members are the only partners; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision; or (v) a split interest trust or pooled income fund described in
Section 25229(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, and (y) subsequent transfers of a transferred stock option shall be prohibited except those by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. Following transfer, any such stock option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and that for the purposes of this Plan the terms "participant," "holder," and "option holder" shall be deemed to include the transferee. After any such transfer, the events described under the heading "Termination of Service as Director" (set forth in Section 8) shall continue to be applied with respect to the original participant, and the options shall be exercisable by the transferee only to the extent described in Section
8. The Board and the Corporation shall have no obligation to inform any transferee of any expiration, termination, lapse or acceleration of such option. The Corporation shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under this Plan that has been transferred by a participant under this Section 14.

     15. Interpretation. The Board shall interpret this Plan and shall prescribe such rules in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Board may rescind and amend its rules.

     16. Amendment and Termination of the Plan. This Plan may be amended or terminated by the Board at any time without the approval of the stockholders of the Corporation.

     17. Effect of the Plan. Neither the adoption of this Plan nor any action of the Board shall be deemed to give any option holder any right to continue to serve as a director of the Corporation or any other rights except as may be evidenced by a stock option agreement, or any amendment thereto, duly authorized by the Board and executed on behalf of the Corporation and then only to the extent and upon the terms and conditions expressly set forth therein.

     18. Investment Intent. The Corporation may require that there be presented to and filed with it by any participant under the Plan such evidence as it may deem necessary to establish that the options granted or shares of Common Stock granted or the shares of Common Stock to be purchased are being acquired for investment and not with a view to their distribution.

     19. Term. Unless sooner terminated by action of the Board, this Plan will terminate on February 18, 2008. The Board may not grant options under this Plan after that date, but options granted before that date will continue to be effective in accordance with their terms and conditions.

     20. Definitions. For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

          (a) "Plan" means this 1998 Special Stock Option Plan, as amended from time to time.

          (b) "Corporation" means BeautiControl Cosmetics, Inc., a Delaware corporation.

          (c) "Board" means the Board of Directors of the Corporation and, to the extent applicable, or such members thereof as are delegated powers under Section 2 of this Plan.

          (d) "Common Stock" means the Common Stock which the Corporation is currently authorized to issue or may in the future be authorized to issue.

                                     PROXY

                         BEAUTICONTROL COSMETICS, INC.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoint(s) Richard W. Heath and M. Douglas Tucker, or either of them, with full power of substitution, proxies of the undersigned, with all the powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of BeautiControl Cosmetics, Inc. (the "Company") to be held on Tuesday, April 7, 1998, at the Company's executive offices, 2121 Midway Road, Carrollton, Texas, at 10:00 A.M., Dallas, Texas time, and any and all adjournment or postponements thereof (the "Annual Meeting"), including (without limiting the generality of the foregoing) to vote and act as follows:

1)   Election of Directors, Nominees:

     Jinger L. Heath, Joseph M. Haggar, III and J. Robert Ward-Burns


2)   Proposal to adopt the Company's 1998 Special Stock Option Plan.

                Please complete, date, sign and mail this Proxy
                       promptly in the enclosed envelope.
            No postage is required for mailing in the United States.

                                                                    [SEE REVERSE
                                                                       SIDE]

                         BEAUTICONTROL COSMETICS, INC.
  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


     [                                                                                                                           ]

                                             FOR     WITHHELD    FOR ALL                                     FOR   AGAINST  ABSTAIN
1. Election of Directors, Nominees:          ALL       ALL       EXCEPT         2.  Proposal to adopt the
   Jinger L. Heath, Joseph M. Haggar, III    [ ]       [ ]        [ ]               Company's 1998 Special   [ ]     [ ]      [ ]
   and J. Robert Ward-Burns                                                         Stock Option Plan.

                                             -----------------------------------------
                                                       Nominee Exception

  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
  This Proxy will be voted at the Annual Meeting or any adjournment or postponement thereof as specified. If no specifications are made, this Proxy will be voted FOR the election as directors of the three nominees named to the term described in the accompanying Proxy Statement. This Proxy hereby revokes all prior proxies given with respect to the shares of the undersigned.






                                                                     SIGNATURE(S)                                 DATE
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                                                                     SIGNATURE(S)                                 DATE
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IMPORTANT: Please date this Proxy and sign exactly as your name appears to the left. If shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
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